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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 2, 2001

                          VALLEY FINANCIAL CORPORATION

       VIRGINIA                     33-77568             54-1702380

(State of Incorporation)          (Commission          (I.R.S. Employer
                                  File Number)      Identification Number)


                            36 Church Avenue, S.W.
                            Roanoke, Virginia 24011

                    (Address of principal executive offices)

                                 (540) 342-2265

                (Issuer's telephone number, including area code)
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Item 5. Other Events.

  Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, announced on April 25, 2001 its financial results for the period ended March 31, 2001. The financial results are detailed in the Company's Press Release dated April 25, 2001 filed as Exhibit A to this Form 8-K and incorporated by reference herein.

  The Company's common stock is traded over the counter under the symbol VYFC.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            VALLEY FINANCIAL CORPORATION


Date: May 2, 2001           /s/ A. Wayne Lewis
                            -----------------------------------------
                            A.  Wayne Lewis, Executive Vice President
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FOR RELEASE 6:00 p.m. April 25, 2001
------------------------------------

VALLEY FINANCIAL CORPORATION                EXHIBIT A
36 Church Avenue, S.W.                      ---------
Roanoke, Virginia 24011


For Further Information Contact:

Ellis L. Gutshall, President and Chief Executive Officer
A. Wayne Lewis, Executive Vice President and Chief Operating Officer
(540) 342-2265

           VALLEY FINANCIAL CORPORATION ANNOUNCES FINANCIAL RESULTS

   ROANOKE, VIRGINIA. April 25, 2001 -- Roanoke-based Valley Financial Corporation announced today its consolidated financial results. For the three months ended March 31, 2001 Valley Financial reported net income of $339,000 compared with $324,000 for the same three months of 2000, a 5% increase. Fully diluted earnings per share were $.27 in the first quarter of 2001 versus $.31 in 2000. The decline in earnings per share results from the issuance of 200,000 additional shares of common stock in November 2000. The Company's return on average total assets was 0.84% for 2001's first three months and its return on average shareholders' equity was 9.25%, compared with the 0.95% and 12.70%, respectively, reported for the three months ended March 31, 2000.

   At March 31, 2001 the Company's total assets were $167,802,000, total deposits were $131,621,000, total loans stood at $121,755,000 and total shareholders' equity was $15,172,000. Compared with March 31, 2000 the Company experienced increases of $26,747,000 or 19% in total assets, $18,324,000 or 16% in total deposits, $23,010,000 or 23% in total loans and $5,804,000 or 62% in shareholders' equity over the twelve-month period. With total capital at March 31, 2001 representing 12.4% of risk-adjusted total assets, the Company exceeds the regulatory minimums to be considered "well capitalized."
                                    - MORE -
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Press Release
Valley Financial Corporation
April 25, 2001
Page 2


Ellis L. Gutshall, President and Chief Executive Officer of Valley Financial, noted that the Company's first quarter financial results were adversely affected by several factors. "We had a number of expenses associated with preparing to open the Bank's new office on Hershberger Road, and of course won't see any revenues from that office until next month" he said, "plus we wrote off the nonrecurring costs associated with our lengthy but unsuccessful effort to have property at Lewis-Gale Hospital rezoned for another branch site." Gutshall also noted that "Pressure on the net interest margin hampered our profitability during the second half of 2000 and so far in 2001. Our margin for the first quarter dropped to 3.72% from 4.12% in the same three months of 2000, and that significant a decline is difficult to overcome. Most people assume banks benefit when interest rates decline but in fact the opposite is often true, as is the case with us."

Valley Financial Corporation is the holding company for Valley Bank, which opened for business May 15, 1995 and engages in a general commercial and retail banking business in the Roanoke Valley, emphasizing the needs of small businesses, professional concerns and individuals. Valley Bank currently operates from four full-service offices at 36 Church Avenue, SW and 2203 Crystal Spring Avenue, SW in Roanoke City, 4467 Starkey Road, SW in Roanoke County and 8 East Main Street in the City of Salem. A fifth full-service office will open in early May at 1518 Hershberger Road, NW in the City of Roanoke.

The Common Stock of Valley Financial Corporation is traded over the counter under the symbol VYFC, and is quoted on the OTC Bulletin Board, an electronic quotation and trade reporting service of the National Association of Securities Dealers.


                                    - END -
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                                       VALLEY FINANCIAL CORPORATION
                                  CONDENSED CONSOLIDATED BALANCE SHEETS
                                               (Unaudited)

                                                                        March 31      December 31        March 31
                                                                          2001            2000             2000
                                                                        --------      -----------       ---------
                                                                             (in thousands, except share data)
 Assets
 Cash and due from banks                                                $  3,548        $  3,988        $  3,533
 Money market investments                                                  1,438             113              30
 Securities available-for-sale                                            36,224          36,873          34,319
 Restricted equity securities                                              1,260           1,010             818

 Loans                                                                   121,755         114,488          98,745
   Less allowance for loan losses and unearned fees                       (1,269)         (1,241)         (1,007)
                                                                        --------        --------        --------
    Total net loans                                                      120,486         113,247          97,738

 Premises and equipment                                                    3,165           3,075           2,597
 Other assets                                                              1,681           1,858           2,020
                                                                        --------        --------        --------
    Total assets                                                        $167,802        $160,164        $141,055
                                                                        ========        ========        ========

 Liabilities and Shareholders' Equity
 Non-interest bearing demand deposits                                   $ 15,359        $ 17,254        $ 15,532
 Interest bearing demand, savings & money maket deposits                  32,411          28,431          31,929
 Time deposits greater than $100,000                                      19,878          16,668          12,358
 Other deposits                                                           63,973          67,521          53,478
                                                                        --------        --------        --------
    Total deposits                                                       131,621         129,874         113,297

 Short term borrowings                                                         0           1,762           3,589
 Securities sold under agreements to repurchase                            4,262           1,983           3,264
 Federal Home Loan Bank advances                                          15,000          10,000          10,000
 Other liabilities                                                         1,747           1,890           1,537
                                                                        --------        --------        --------
    Total liabilities                                                    152,630         145,509         131,687
                                                                        --------        --------        --------

 Preferred stock, no par value.  Authorized 10,000,000
   shares; none issued and outstanding
 Common stock, no par value. Authorized 10,000,000 shares; issued and outstanding 1,213,207 at March 31, 2001, 1,213,207 at
   December 31, 2000, and 1,013,207 at March 31, 2000                     12,299          12,299           9,099
 Accumulated retained earnings                                             2,740           2,401           1,258
 Accumulated other comprehensive income (loss)                               133             (45)           (989)
                                                                        --------        --------        --------
    Total shareholders' equity                                            15,172          14,655           9,368
                                                                        --------        --------        --------

    Total liabilities and shareholders' equity                          $167,802        $160,164        $141,055
                                                                        ========        ========        ========

 Balance Sheet Ratios:
 Nonperforming loans/total loans                                            0.38%           0.34%           0.93%
 Loans past due > 90 days/total loans                                       0.14%           0.05%           0.00%
 Allowance for loan losses/loans, net                                       1.02%           1.05%           1.00%
 Book value per share, exclusive of accumulated other                     $12.40          $12.12          $10.22
  comprehensive income (loss)





                            VALLEY FINANCIAL CORPORATION
                    CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                     (Unaudited)

                                                                  Three Months
                                                                      Ended
                                                               2001           2000
                                                              ------         ------
Interest Income                                               $3,190         $2,625
Interest Expense                                               1,802          1,316
                                                              ------         ------
    Net interest income                                        1,388          1,309

Provision for loan losses                                         37             64
                                                              ------         ------
Net interest income after provision for loan losses            1,351          1,245

Noninterest income                                           $   105         $   76
Noninterest Expense                                            1,007            872
                                                              ------         ------

Net income before taxes                                      $   449         $  449
                                                              ------         ------

Provision for income taxes                                   $   110         $  125
                                                              ------         ------

Net income                                                   $   339         $  324
                                                              ======         ======

Net income per share                                         $  0.28         $ 0.32
                                                              ======         ======

Performance Ratios:
Return on average total assets                                 0.84%          0.95%
Return on average total shareholders' equity                   9.25%         12.70%
Yield on average earning assets (TEY)                          8.38%          8.13%
Cost of funds                                                  4.97%          4.19%
Net interest margin                                            3.72%          4.12%
Overhead efficiency ratio                                     65.26%         60.72%
